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                                                                     Exhibit 1.1




                              Echo Bay Mines Ltd.

                               Capital Securities



                             Underwriting Agreement

                                 March 24, 1997
                               New York, New York




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Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004


Dear Sirs:

          From time to time Echo Bay Mines Ltd., a Canadian corporation ("Echo Bay") proposes to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firm named in Schedule I to the applicable Pricing Agreement (such firm constituting the "Underwriter" with respect to such Pricing Agreement and the securities specified therein) the principal amount of Capital Securities of Echo Bay (the "Securities") specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Firm Securities"). If specified in such Pricing Agreement, Echo Bay may grant to the Underwriter the right to purchase at its election an additional aggregate principal amount of Securities specified in such Pricing Agreement as provided in Section 3 hereof (the "Optional Securities"). The Firm Securities and the Optional Securities, if any, which the Underwriter may elect to purchase pursuant to Section 3 hereof are herein collectively called the "Designated Securities."

                 The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the indenture (the "Indenture") identified in such Pricing Agreement.

                 1. This Underwriting Agreement shall not be construed as an obligation of Echo Bay to sell any of the Securities or as an obligation of the Underwriter to purchase any of the Securities. The obligation of Echo Bay to issue and sell any of the Securities and the obligation of the Underwriter to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate principal amount of Firm Securities, the maximum number of Optional Securities, if any, the initial public offering price of such Firm and Optional Securities, if any, or the manner of determining such price, the purchase price to the Underwriter of such Designated Securities, the name of the Underwriter of such Designated Securities, the number of such Designated Securities to be purchased by the Underwriter and the commission, if any, payable to the Underwriter with respect thereto and shall set forth the date, time and manner of delivery of such Firm and Optional Securities, if any, and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Indenture and the registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted.





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                 2.       Echo Bay represents and warrants to, and agrees with,
                          the Underwriter that:

                 (a) A registration statement on Form S-3 (File No. 33-77738)(including Amendment No. 1 thereto) (the "Initial Registration Statement") in respect of the Securities has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Underwriter, excluding exhibits to the Initial Registration Statement, and excluding all documents incorporated by reference in the Prospectus included therein have been or will be declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement or any document incorporated by reference therein has heretofore been filed, or transmitted for filing, with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus supplement included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424 of the rules and regulations of the Commission under the Act being hereinafter called a "preliminary prospectus"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and all documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective but excluding Form T-1, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, being hereinafter called the "Registration Statement"; the prospectus, including any prospectus supplement relating to the Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, being hereinafter called the "Prospectus", any reference herein to any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such preliminary prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any preliminary prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such preliminary prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such preliminary prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report on form 10-K of Echo Bay filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or





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supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

          (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to Echo Bay by the Underwriter of the Designated Securities expressly for use in the Prospectus as amended or supplemented relating to such Securities;

                 (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects, to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to Echo Bay by the Underwriter of the Designated Securities expressly for use in the Prospectus as amended or supplemented relating to such Securities;

                 (d) Neither Echo Bay nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any





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material change in the share capital or an increase in excess of $20 million of long-term debt of Echo Bay and its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, common shareholders' equity or results of operations of Echo Bay and its subsidiaries otherwise than as set forth or contemplated in the Prospectus;

                 (e) Echo Bay has been duly continued under the Canada Business Corporation Act and is validly existing as a corporation under the laws of Canada. Each subsidiary of Echo Bay has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. Echo Bay and each material subsidiary thereof has the power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus and has been duly qualified under the laws of each jurisdiction which requires such qualification in which it owns or leases any material properties or conducts any material amount of business, or neither Echo Bay and its subsidiaries taken as a whole, is subject to any material liability or disability by reason of the failure of any such corporation to be so qualified in any such jurisdiction;

                 (f) Echo Bay has an authorized and outstanding capitalization as set forth in the Prospectus, and all of the issued shares of equity capital of Echo Bay have been duly authorized and validly issued, are fully paid and non-assessable and are free of any preemptive or similar rights; the equity capital of Echo Bay conforms to the description thereof contained in the Prospectus; and, other than as disclosed in the Prospectus, all of the issued shares of equity capital of each subsidiary of Echo Bay have been duly and validly authorized and issued, are fully paid and nonassessable and, except for directors qualifying shares, and are owned directly or indirectly by Echo Bay, free and clear of all liens, encumbrances, equities or claims;

                 (g) The Securities have been duly authorized by Echo Bay and, when issued and delivered pursuant to this Agreement and the Indenture, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of Echo Bay entitled to the benefits provided by the Indenture under which they are to be issued; the Indenture has been duly authorized and duly qualified under the Trust Indenture Act and, at the Time of Delivery (as defined in Section 4 hereof), will constitute a valid and legally binding instrument enforceable in accordance with its terms subject, as to enforcement, to bankruptcy, insolvency, fraudulent conveyances, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equitable principles); and the Securities and the Indenture conform in all material respects to the descriptions thereof in the Prospectus;

                 (h) The issue and sale of the Securities, and the compliance by Echo Bay with all of the provisions of the Indenture, the Securities, this Agreement and any Pricing Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or constitute a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Echo Bay or





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any of its subsidiaries is a party or by which Echo Bay or any of its subsidiaries is bound or to which any of the material property or assets of Echo Bay or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the charter or by-laws of Echo Bay or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over Echo Bay or any of its subsidiaries or any of their properties; and (assuming the accuracy of the representations and warranties of the Underwriter contained herein) no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation of the transactions by Echo Bay contemplated by this Agreement or the Indenture and except for such consents, approvals, authorizations, registrations, filings or qualifications as may be required under state or foreign securities laws in connection with the purchase and distribution of the Securities by the Underwriter;

                 (i) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which Echo Bay or any of its subsidiaries is a party or of which any property of Echo Bay or any of its subsidiaries is the subject which, if determined adversely to Echo Bay or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of Echo Bay and its subsidiaries, taken as a whole; and, to the best of Echo Bay's knowledge, no such proceedings are threatened by governmental authorities or threatened by others;

                 (j) Echo Bay is not an open-end investment company, unit investment trust, closed-end investment company or face- amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act of 1940, as amended (the "Investment Company Act");

                 (k) Ernst & Young, who have certified certain financial statements of Echo Bay and its subsidiaries, are independent public accountants with respect to Echo Bay and its subsidiaries as required by the Act and the rules and regulations of the Commission thereunder; and

                 (l) Except as set forth in the Prospectus, (i) Echo Bay has sufficient title to its Lupin, Round Mountain, McCoy/Cove and Kettle River properties to conduct its business as presently conducted and as contemplated to be conducted as described in the Prospectus, (ii) such properties are held by it free and clear of all liens, charges, encumbrances and restrictions which would be materially significant to the business of Echo Bay and its subsidiaries, taken as a whole, and (iii) Echo Bay has received no notice of any claim threatening its continued possession of such properties under any material leases, subleases, licenses, claims or arrangements which, if adversely determined, would be materially significant in relation to the business of Echo Bay and its subsidiaries, taken as a whole.

                 3. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Underwriter of the release





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of the Firm Securities, the Underwriter proposes to offer the Firm Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

                 Echo Bay may specify in the Pricing Agreement applicable to any Designated Securities that Echo Bay thereby grants to the Underwriter the right (an "Over-allotment Option") to purchase at its election up to the number of Optional Securities, if any, set forth in such Pricing Agreement, at the terms set forth in the paragraph above, for the sole purpose of covering over-allotments in the sale of the Firm Securities. Any such election to purchase optional Securities may be exercised by written notice from the Underwriter to Echo Bay, given within a period specified in the Pricing Agreement, setting forth the aggregate principal amount of Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by the Underwriter but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless the Underwriter and Echo Bay otherwise agree in writing, earlier than or later than the respective number of business days after the date of such notice set forth in such Pricing Agreement.

                 The number of Optional Securities, if any, to be added to the number of Firm Securities to be purchased by each Underwriter as set forth in
Schedule I to the Pricing Agreement applicable to such Designated Securities shall be, in each case, the principal amount of Optional Securities if any which Echo Bay has been advised by the Underwriter has been attributed to such Underwriter, provided that, if Echo Bay has not been so advised, the principal amount of Optional Securities, if any, to be so added shall be, in each case, that proportion of Optional Securities which the principal amount of Firm Securities to be purchased by such Underwriter under such Pricing Agreement bears to the aggregate principal amount of Firm Securities. The total principal amount of Designated Securities to be purchased by the Underwriter pursuant to such Pricing Agreement shall be the aggregate principal amount of Firm Securities set forth in Schedule I to such Pricing Agreement plus the aggregate principal amount of the Optional Securities, if any, which the Underwriter elect to purchase.

                 4. Certificates for the Firm Securities and Optional Securities, if any, to be purchased by the Underwriter pursuant to the Pricing Agreement relating thereto, in definitive form and in such authorized denominations and registered in such names as the Underwriter may request upon at least twenty-four hours prior notice to Echo Bay, shall be delivered by or on behalf of Echo Bay to the Underwriter for the account of such Underwriter, against payment by such Underwriter of the purchase price therefore by wire transfer of Federal (same day) Funds, payable to the order of Echo Bay, (i) with respect to the Firm Securities, all at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Underwriter and Echo Bay may agree upon in writing, such time and date being herein called the "First Time of Delivery" and (ii) with respect to the Optional Securities, if any, on the time and date specified by the Underwriter in written notice given by the Underwriter to purchase such Optional Securities, or at such other time and date as the Underwriter and Echo Bay





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may agree upon in writing, such time and date, if not the First Time of
Delivery, herein called the "Second Time of Delivery." Each such time and date for delivery is herein called a "Time of Delivery."

                 At each Time of Delivery, Echo Bay will pay or cause to be paid, the commission payable at such Time of Delivery to the Underwriter under
Section 1 hereof by wire transfer of Federal (same day) Funds, payable to the order of Goldman, Sachs & Co.

                 5.  Echo Bay agrees with the Underwriter of any Designated
Securities:

                 (a) To prepare the Prospectus as amended and supplemented in relation to the applicable Designated Securities in a form approved by the Underwriter and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Securities or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Securities and prior to any Time of Delivery for such Securities which shall be disapproved by the Underwriter for such Securities acting reasonably promptly after reasonable notice thereof; to advise the Underwriter promptly of any such amendment or supplement after any Time of Delivery for such Securities and furnish the Underwriter with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by Echo Bay with the Commission pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities, and during such same period to advise the Underwriter, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of such Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

                 (b) Promptly from time to time to take such action as the Underwriter may reasonably request to qualify such Securities for offering and sale under the securities laws of such jurisdictions as the Underwriter may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Securities provided





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that in connection therewith Echo Bay shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                 (c) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of the Pricing Agreement for such Designated Securities and from time to time, to furnish the Underwriter with copies of the Prospectus in New York City as amended or supplemented in such quantities as the Underwriter may reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify the Underwriter and upon its request to file such document and to prepare and furnish without charge to the Underwriter and to any dealer in securities as many copies as the Underwriter may reasonably request of an amended Prospectus or a supplement to the Prospectus, if any, or such other document which will correct such statement or omission or effect such compliance;

                 (d) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c)), an earning statement of Echo Bay and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission relating thereunder (including, at the option of Echo Bay, Rule
158);

                 (e) During the period beginning from the date of the Pricing Agreement and continuing to and including the date specified in the Pricing Agreement, Echo Bay will not offer, sell, contract to sell or otherwise dispose of any Designated Securities, any capital securities or any other securities of Echo Bay which are substantially similar to such Designated Securities, including any guarantee of such securities, or any securities convertible into or exchangeable for or representing the right to receive Designated Securities, capital securities or any such substantially similar securities of Echo Bay, without the prior written consent of the Underwriter, except for the Designated Securities offered in connection with this offering;

                 (f) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement





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or give irrevocable instructions for the payment of such fee pursuant to Rule
111(b) under the Act.

                 6. Echo Bay covenants and agrees with the Underwriter that Echo Bay will pay or cause to be paid the following: (i) the fees, disbursements and expenses of Echo Bay's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any preliminary prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriter and dealers; (ii) the cost of printing or producing this Agreement, any Pricing Agreement, any Blue Sky Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities,
(iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriter in connection with such qualification and in connection with the Blue Sky Memorandum; (iv) any fees charged by securities rating services for rating the Securities; (v) any filing fees incident to any required reviews by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vi) the cost of preparing certificates for the Securities;
(vii) the cost and charges of any transfer agent or registrar or dividend disbursing agent; (viii) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee and any such agent in connection with the Indenture and the Securities; and (ix) all other costs and expenses incident to the performance of its obligations hereunder and under any Over-allotment Options which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 8 and Section 11 hereof, the Underwriter will pay all of its own costs and expenses, including the fees of its counsel, transfer taxes on resale of any of the Securities by it, and any advertising expenses connected with any offers it may make.

                 7. The obligations of the Underwriter hereunder, as to the Securities to be delivered at each Time of Delivery, shall be subject, in its discretion, to the condition that all representations and warranties and other statements of Echo Bay herein are, at and as of such Time of Delivery, true and correct, the condition that Echo Bay shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

                 (a) the Prospectus shall have been filed with the Commission pursuant to Rule 424 within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) of this Agreement; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m. Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have





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         been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Underwriter;

                 (b) Cravath, Swaine & Moore, counsel for the Underwriter, shall have furnished to the Underwriter such opinion or opinions, dated such Time of Delivery, with respect to the validity of the Securities being issued at such Time of Delivery, the Registration Statement, the Prospectus, and other related matters as the Underwriter may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                 (c) Milner Fenerty, Canadian counsel for Echo Bay, shall have furnished to the Underwriter their written opinion, dated such Time of Delivery, in form and substance satisfactory to the Underwriter, to the effect that:

                          (i) Echo Bay has been duly continued under the Canada
                 Business Corporations Act and is validly existing as a corporation under the laws of Canada, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business;

                          (ii) Echo Bay is the recorded holder of the mineral
                 claims and mining leases (the "Claims and Leases") pertaining to the Lupin mine located in the Northwest Territories, Canada; the Claims and Leases are in good standing under Mining Regulations pursuant to the Territorial Lands Act; there are no other interests recorded in the Office of the Mining Recorder, North Mining District, Yellowknife, Northwest Territories as of the date of the opinion granting to any other person, firm or corporation any right in or right to acquire the Claims and Leases or any of them; such counsel is not aware of any substantial or comprehensive defect in or encumbrances upon Echo Bay's interest in the Claims and Leases which would be materially and adversely significant to the present conduct of the overall business of Echo Bay and its subsidiaries taken as a whole, except as described in the prospectus;

                          (iii) Echo Bay has no material subsidiaries other
                 than: Echo Bay Inc., Echo Bay Management Corporation, Round Mountain Gold Corporation, Sunnyside Gold Corporation, Echo Bay Minerals Company, White Pine Gold Corporation, and Echo Bay Alaska Inc., each a Delaware corporation; 346074 Alberta Ltd., an Alberta corporation; Echo Bay Nederlands B.V., a Netherlands corporation; Echo Bay Sales Corporation, a Barbados corporation (each individually a "Subsidiary" and





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                 collectively the "Subsidiaries"); and all outstanding shares of capital stock of 346074 Alberta Ltd. have been duly and validly authorized and issued and are fully paid and non-assessable, and are owned by Echo Bay directly, free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances (except with respect to security interests described in the Prospectus);

                          (iv) Echo Bay's authorized equity capitalization is
                 as set forth or incorporated by reference in the Prospectus as amended or supplemented, the Designated Securities and the equity capital of Echo Bay conform to the descriptions thereof included or incorporated by reference in the Prospectus; and all of the outstanding Common Shares have been duly and validly authorized and are fully paid and non-assessable;

                          (v) to the best knowledge of such counsel, there is
                 no pending or threatened action, suit or proceeding before any Canadian court or governmental agency, authority or body or any arbitrator involving Echo Bay or any of its subsidiaries of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required; and the statements in the Prospectus constituting legal conclusions under the headings "Description of Securities", "Validity of Securities" and in Echo Bay's December 31, 1996, Annual Report on Form 10-K under the headings "Business and Properties", "Government Regulation", "Legal Proceedings" and "Certain Tax Matters", fairly summarize the legal matters therein described;

                          (vi) while such counsel does not, except as indicated
                 above, assume responsibility for the accuracy or completeness of the statements made in the Registration Statement and the Prospectus, as amended or supplemented, based upon such counsel's participation in the preparation of the Registration Statement and the Prospectus, nothing came to such counsel's attention which caused them to believe that the Registration Statement or any amendment thereof at the time it became effective contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as amended or supplemented, as of such Time of Delivery, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                          (vii) this Agreement, the Securities and the
                 Indenture, have been duly authorized, executed and delivered by Echo Bay;

                          (viii) no consent, approval, authorization or order
                 of any Canadian court or governmental agency or body is required for the consummation of the transactions contemplated herein, except such as have been obtained under the applicable securities laws of the provinces of Canada;

                          (ix) neither the issue and sale of the Securities,
                 nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof or of the Indenture will conflict with, result in a breach of, or constitute a default under the charter or by-laws of Echo Bay or the terms of any indenture or other agreement or instrument known to such counsel and to which Echo Bay or any of its subsidiaries is a party or bound (other than certain indentures, agreements or indenture specifically referenced in the opinion of Davis, Graham & Stubbs referred to below, on which such counsel does not need to opine), or any Canadian order or regulation known to such counsel to be applicable to Echo Bay or any of its subsidiaries of any Canadian court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over Echo Bay or any of its subsidiaries;

                          (x) to the best knowledge of such counsel, no holders
                 of securities of Echo Bay have contractual rights to the registration of such securities under the registration statement; and

                          (xi) no withholding tax imposed under the federal
                 laws of Canada will be payable in respect of any commission or fee to be paid by Echo Bay pursuant to this Agreement to the Underwriter who is a non-resident of Canada.

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any other jurisdiction except Canada and the Province of Alberta, to the extent they deem proper and specify in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of Echo Bay and public officials.

                 (d) Davis, Graham & Stubbs LLP, United States counsel for Echo Bay shall have furnished to the Underwriter their written opinion, dated such Time of Delivery, in form and substance satisfactory to the Underwriter, to the effect that:

                          (i) each of Echo Bay's U.S. Subsidiaries has been
                 duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business and where failure to qualify would have a material adverse impact on Echo Bay;

                          (ii) all the outstanding shares of equity capital of
                 each U.S. Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable, and, all outstanding shares of equity capital of each U.S. Subsidiary are owned by Echo Bay either directly or through wholly owned subsidiaries, free and clear of any perfected security interest and to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances (except with respect to security interests described in the Prospectus (specifying the same));

                          (iii) Echo Bay is not, and, after giving effect to
                 the issuance and sale of the Designated Securities, will not be considered an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

                          (iv) the Registration Statement has become effective
                 under the Act; to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement, the Prospectus and each amendment thereof or supplement thereto (other than the financial statements and other financial, statistical, ore reserve and other mineralization information contained therein as to which such counsel need express no opinion) appear on their face to comply as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the rules thereunder; and, while such counsel does not, except as indicated above, assume responsibility for the accuracy or completeness of the statements made in the Registration Statement and the Prospectus, as amended or supplemented, based upon such counsel's participation in the preparation of the Registration Statement and the Prospectus, nothing has come to such counsel's attention which caused them to believe that the Registration Statement or any amendment thereof (other than the financial statements and other financial, statistical, ore reserve and other mineralization information contained therein as to which such counsel need express no opinion) at the time it became effective contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as amended or supplemented, as of such Time of Delivery, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                          (v) no consent, approval, authorization or order of
                 any United States court or governmental agency or body is required for the consummation of the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any state of United States in connection with the purchase and distribution of the Securities by the Underwriter and such other approvals (specified in such opinion) as have been obtained;

                          (vi) neither the issue and sale of the Securities,
                 nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof or of the Indenture will conflict with, result in a breach of, or constitute a default under the terms of any indenture or other agreement or instrument known to such counsel and to which any U.S. subsidiary of Echo Bay is a party or bound (other than certain agreements, indentures or instruments specifically referenced in the opinion of Milner Fenerty referred to above, on which such counsel does not need to opine), or any order or regulation known to such counsel to be applicable to any U.S. subsidiary of Echo Bay of any U.S. court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over any U.S. subsidiaries of Echo Bay; and

                          (vii) the Securities, when executed and authenticated
                 as specified in the Indenture, and delivered and paid for by the Underwriters in accordance with this Agreement and the Pricing Agreement will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, subject to (1) applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally, and (2) general principles of equity (regardless of whether considered in a proceeding at law or in equity);

                          (viii) the Indenture pursuant to which the Securities
                 are being issued, assuming the due authorization, execution and delivery thereof by the Trustee, constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to
                 (1) applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally, and (2) general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity); and the

                 Indenture has been duly qualified under the Trust Indenture Act of 1939;

                          (ix) the disclosure expressed in the Prospectus with
                 respect to U.S. taxation is a correct statement of the applicable law.

In rendering such opinion, such counsel may rely (A) as to matters involving the federal laws of Canada or the laws of the Province of Alberta upon the opinion of Milner Fenerty, furnished pursuant to paragraph (c), (B) as to matters involving any laws other than the Federal laws of the United States of America, the laws of the State of Colorado and the General Corporation Law of the State of Delaware, to the extent they deem proper and specify in such opinion, upon the opinion of local counsel of good standing whom they believe to be reliable and (C) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of Echo Bay and public officials;

                 (e) Terry N. Fiske, Vice President and General Counsel, U.S. Operations of Echo Bay, shall have furnished to the Underwriter his written opinion, dated the Time of Delivery, in form and substance satisfactory to the Underwriter, to the effect that:

                          (i) to the best knowledge of such counsel, there is
                 no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving Echo Bay or any of its subsidiaries of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required; and

                          (ii) on the basis of such counsel's limited review of
                 Echo Bay's operating properties in the United States, such counsel is not aware of any substantial or comprehensive defect in or encumbrances upon title to those properties which would be materially and adversely significant to the present conduct of the overall business of Echo Bay and its subsidiaries taken as a whole, except as described in the Prospectus;

                 (g) Echo Bay shall have furnished to the Underwriter at such Time of Delivery a certificate signed by the Chairman of the Board or the President and the principal financial or accounting officer of Echo Bay, dated such Time of Delivery, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus and this Agreement and that:

                          (i) the representations and warranties of Echo Bay in
                 this Agreement are true and correct in all material respects at and as of such Time of Delivery with the same effect as if made at such Time of Delivery and Echo Bay has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Time of Delivery;

                          (ii) no stop order suspending the effectiveness of
                 the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to Echo Bay's knowledge, threatened; and

                          (iii) since the date of the most recent financial
                 statements included or incorporated by reference in the Prospectus, there has been no material adverse change or any development involving a prospective material adverse change in the condition (financial or other), earnings, business or properties of Echo Bay and its subsidiaries, whether or nor arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus;

                 (h) On the date of the Pricing Agreement and at such Time of Delivery, Ernst & Young shall have furnished to the Underwriter a letter or letters, dated the respective date of delivery thereof, in form and substance satisfactory to the Underwriter, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and stating in effect that:

                          (i) in their opinion the audited financial statements
                 and financial statement schedules included or incorporated in the Registration Statement and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

                          (ii) on the basis of a reading of the amounts
                 included in the Registration Statement and the Prospectus in response to Item 301 of Regulation S-K and of the latest unaudited financial statements made available by Echo Bay and its subsidiaries, carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter, a reading of the minutes of the meetings of the shareholders, directors (including committees of directors) of Echo Bay and its subsidiaries; and inquiries of certain officials of Echo Bay who have responsibility for financial and accounting matters of Echo Bay and its subsidiaries as to transactions and events subsequent to December 31, 1994, nothing came to their attention which caused them to believe that:

                                  (1) the unaudited financial statements
                          included or incorporated in the Registration
                          Statement and the

                          Prospectus do not comply in form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principals applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the Registration Statement and the Prospectus; or

                                  (2) with respect to the period subsequent to
                          December 31, 1996, there were any changes at a specified date not more than five business days prior to the date of the letter, in the long-term debt, deferred revenue or share capital of Echo Bay and its subsidiaries or decreases in common shareholders' equity of Echo Bay and its subsidiaries as compared with the amounts shown on the December 31, 1995, balance sheet included or incorporated in the Registration Statement and the Prospectus, or for the period from January 1, 1996, to such specified date there were any decreases as compared with the corresponding period in the preceding year, in revenue, or in total or per share amounts of earnings
                          (loss) before income taxes or of net earnings (loss), of Echo Bay and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by Echo Bay as to the significance thereof unless said explanation is deemed not necessary by the Underwriter; or

                          (iii) they have performed certain other specified
                 procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information determined from the general accounting records of Echo Bay) set forth in the Registration Statement and the Prospectus, including the information set forth under the headings "The Company", "Mine Operations", "Capitalization" and "Selected Financial Data" in the Prospectus, and the information included or incorporated in items 1, 2, 6, 7 and 11 of Echo Bay's December 31, 1996, Annual Report on Form 10-K, incorporated in the Registration Statement and the Prospectus, agrees with the accounting records of Echo Bay and its subsidiaries excluding any questions of legal interpretation.

                 References to the Registration Statement and the Prospectus in this paragraph (h) are to such documents as amended and supplemented at the date of the letter.

                 The Underwriter shall have also received from Ernst & Young a letter stating that, based on their review in connection with their audit of Echo Bay's financial statements, they are not aware of any material weakness in Echo Bay's system of internal accounting controls taken as a whole.

                 (i) FSS Canada Consultants Inc. and H.A. Simons Ltd., consulting geological engineers, shall have each furnished to you a letter or letters, dated the date of the Pricing Agreement and such Time of Delivery, in form and substance satisfactory to you, to the effect that the statements set forth or incorporated in the Registration Statement and the Prospectus purporting to summarize their reports with respect to ore reserves and related matters constitute fair summaries of the reports of such consulting geological engineers which are referred to therein and to the further effect as reasonably requested by you.

                 (j) (A) neither Echo Bay nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (B) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the share capital or an increase in long-term debt of Echo Bay or any of its other subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, common shareholders' equity or results of operations of Echo Bay and its subsidiaries otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in Clause (A) or (B), is in the judgment of the Underwriter so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being issued at such Time of Delivery on the terms and in the manner contemplated in the Prospectus.

                 (k) On or after the date of the Pricing Agreement relating to the Designated Securities, there shall not have occurred any of the following: (i) trading in Echo Bay's Common Shares shall have been suspended or materially limited; (ii) there shall have been a suspension or material limitation in trading in securities generally on the New York, Toronto, Montreal or American Stock Exchange; (iii) a general moratorium on commercial banking activities declared by Canadian or United States Federal or New York State authorities; or
         (iv) outbreak or escalation of hostilities involving the United States or Canada or the declaration by the United States or Canada of a national emergency or war, if the effect of any such event specified in this clause (iv) in the judgement of the Underwriter makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being issued at such Time of Delivery on the terms and in the manner contemplated in the Prospectus.

                 (l) On or after the date of the Pricing Agreement relating to the Designated Securities, (i) no downgrading shall have occurred in the rating accorded Echo Bay's debt securities by any "nationally recognized statistical rating organization" as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of Echo Bay's debt securities.

                 (m)  Echo Bay shall have compiled with the provisions of
         Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of the Pricing Agreement relating to the Designated Securities.

                 (n) Prior to such Time of Delivery, Echo Bay shall have furnished to the Underwriter such further information, certificates and documents as the Underwriter may reasonably request.

                 8. (a) Echo Bay will indemnify and hold harmless the Underwriter against any losses, claims, damages or liabilities, to which such Underwriter may become subject insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, and will reimburse the Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim; provided, however, that
(i) Echo Bay shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus, the Registration Statement, the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to Echo Bay by the Underwriter expressly for use therein and (ii) such indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting such loss, claim, damage or liability purchased the Securities which are the subject thereof if such person did not receive a copy of the prospectus (or the Prospectus as amended or supplements), excluding documents incorporated therein by reference, at or prior to the confirmation of the sale of such Securities to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in such preliminary prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented). This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                 (b) The Underwriter will indemnify and hold harmless Echo Bay against any losses, claims, damages or liabilities to which Echo Bay may become subject insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any preliminary prospectus, the Registration Statement, the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to Echo Bay by such Underwriter expressly for use therein, and will reimburse Echo Bay for any legal or other expenses reasonably incurred by Echo Bay in connection with investigating or defending any such action or claim.

                 (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, which consent will not be unreasonably withheld effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder(whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgement (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and
(ii) does not include any statement as to, or of admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

                 (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by Echo Bay on the one hand and the Underwriter on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of Echo Bay on the one hand and the Underwriter on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by Echo Bay on the one hand and the Underwriter on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by Echo Bay bear to the total underwriting discounts and commissions received by the Underwriter. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Echo Bay on the one hand or the Underwriter on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Echo Bay and the Underwriter agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to purchasers were so offered exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                 (e) The obligations of Echo Bay under this Section 8 shall be in addition to any liability which Echo Bay may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriter under this Section 8 shall be in addition to any liability which the Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of Echo Bay and to each person, if any, who controls Echo Bay within the meaning of the Act.

                 9.  (Intentionally Omitted)

                 10. The respective indemnities, agreements, representations, warranties and other statements of Echo Bay and the Underwriter, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of the Underwriter, or Echo Bay or any officer or director or controlling person of Echo Bay, and shall survive delivery of and payment for the Securities.

                 11. If any Pricing Agreement or Over-allotment Option shall be terminated or the Securities are not delivered by or on behalf of Echo Bay as provided herein for any reason other than a default by the Underwriter, Echo Bay agrees to reimburse the Underwriter for all out-of-pocket expenses approved in writing by the Underwriter, including fees, disbursements and expenses of counsel, reasonably incurred by the Underwriter in making preparations for the purchase, sale and delivery of the Securities, but Echo Bay shall then be under no further liability to any Underwriter except as provided in Section 6 and
Section 8 hereof.

                 All statements, requests, notices and agreements hereunder shall be delivered or sent by mail, telex or facsimile transmission to the address of the Underwriter set forth in the Pricing Agreement; and if to Echo Bay shall be delivered or sent by mail, telex or facsimile transmission to the address of Echo Bay set forth in the Registration Statement, Attention:
Secretary. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

                 12. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriter, Echo Bay and, to the extent provided in Section 8 and Section 10 hereof, the officers and directors of Echo Bay and each person who controls Echo Bay or the Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

                 13. Time shall be of the essence of each Pricing Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

                 14. THIS AGREEMENT AND EACH PRICING AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

                 15. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

                 If the foregoing is in accordance with your understanding, please sign and return to us 4 counterparts hereof, and upon the acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement between the Underwriter and Echo Bay.

                                  Very truly yours,

                                  ECHO BAY MINES LTD.,

                                  by /s/ Raymond W. Jenner
                                     ----------------------
                                     Name:  Raymond W. Jenner
                                     Title: Vice President and Treasurer


ACCEPTED AS OF THE DATE HEREOF:

GOLDMAN, SACHS & CO.,

  by /s/ Goldman, Sachs & Co.
     --------------------------
     Goldman, Sachs & Co.